UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

LOJACK CORPORATION
(Exact name of registrant as specified in charter)

MASSACHUSETTS
(State or other jurisdiction of incorporation)

1-8439 (Commission File Number)	04-2664794 (IRS Employer Identification Number)

200 Lowder Brook Drive, Suite 1000
Westwood, Massachusetts 02090
(Address of principal executive offices, including zip code)

(781) 326-4700
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

LoJack Corporation (the “Company”) hereby furnishes the following exhibit pursuant to Item 12 “Results of Operations and Financial Condition”:

      99.1              Press release dated May 7, 2003.

Item 9. Regulation FD Disclosure.

The following information and Exhibit 99.1 are furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 7, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the first fiscal quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOJACK CORPORATION (Registrant) By: /s/ Keith Farris Name: Keith Farris Title: Chief Financial Officer

Date: May 7, 2003